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                                                                    EXHIBIT 23.2

             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

The Board of Directors
Tracor, Inc.:

     We consent to the use of our reports included herein dated December 16, 1994 in the Registration Statement on Form S-3 and the related prospectus of Tracor, Inc. and to the reference to our firm under the heading "Experts" in the prospectus.

San Diego, California
June 5, 1996